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                                                                    EXHIBIT 10.6

                        AMENDMENT TO FACTORING AGREEMENT


          This AMENDMENT TO FACTORING AGREEMENT, dated as of January 31,1998 (this "Amendment"), is entered into by and between ACCESS CAPITAL, INC., a New
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York corporation ("Access Capital"), and TELENETICS CORPORATION, a California
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corporation ("Company"), with reference to the following facts:
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          A.   Access Capital and Company have previously entered into that certain Factoring Agreement, dated as of November 26, 1997 (the "Agreement"),
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for an initial term expiring January 31, 1998.

          B. The parties hereto desire to extend the initial term to August 31, 1998.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms. All initially capitalized terms used but not
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defined in this Amendment shall have the meanings ascribed to such terms in the
Agreement.

          2.   Extension of Initial Term. Section 9(a) of the Agreement is
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hereby amended in its entirety as follows:

               "(a) This Agreement shall be effective for a period commencing on the date hereof and continuing until the close of business on August 31, 1998 (the 'Initial Term')."

          3.   Effectiveness of Amendment. This Amendment shall be effective
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upon the occurrence of both of the following: (i) the execution and delivery of this Amendment by each of the parties hereto, and (ii) the execution and delivery by Michael Armani of the Consent attached hereto.

          4.   Counterparts. This Amendment may be executed in any number of
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counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment.

          5.   Affirmation of Agreement. The Agreement as amended hereby remains
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in full force and effect.
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

ACCESS CAPITAL                        TELENETICS CORPORATION


By: /S/PAUL MEHRING                   By: /S/MICHAEL ARMANI
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     Its: Vice President                     Its:
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